                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         March 21, 2002 (March 20, 2002)

                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                     000-20872                 41-0518430
 (State or other jurisdiction         (Commission             (I.R.S Employer
      of incorporation)                File Number)          Identification No.)

             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

 Item 5. Other Events

                On March 20, 2002, the registrant issued a press release
         entitled "St. Mary Announces Completion of Private Placement of 5.75%
         Senior Convertible Notes." A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

              The following exhibit is furnished as part of this report:

              Exhibit 99.1   Press release of St. Mary Land & Exploration
                             Company dated March 20, 2002.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ST. MARY LAND & EXPLORATION COMPANY

Date: March 21, 2002             /s/ RICHARD C. NORRIS
                                 -----------------------------------
                                 Richard C. Norris
                                 Vice President-Finance, Secretary and Treasurer